UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
March 18, 2008
(Date of earliest event reported)

Motorola, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-7221 (Commission File Number)	36-1115800 (IRS Employer Identification No.)

1303 East Algonquin Road
Schaumburg, Illinois (Address of principal executive offices)		60196 (Zip Code)
(847) 576-5000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On March 18, 2008, Laurel G. Meissner, age 50, was appointed to the position of Corporate Vice President, Finance, Chief Accounting Officer of Motorola, Inc. (the “Company”) and replaces Marc Rothman as the Company’s principal accounting officer. Mr. Rothman was appointed to the position of Senior Vice President and Chief Financial Officer of the Company’s Mobile Devices business.
     Ms. Meissner joined Motorola in 2000 as Director of Technical Accounting, served as Vice President, Finance and Assistant Controller from November 2001 to August 2007 and Corporate Vice President, Finance and Assistant Controller from August 2007 to March 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MOTOROLA, INC.
By:	/s/ Greg A. Lee
Greg A. Lee
Senior Vice President, Human Resources

Dated: March 20, 2008